UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2022 (February 15, 2022)

(Exact name of registrant as specified in its charter)

Delaware	001-39320	36-3161078
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8750 West Bryn Mawr Avenue, Suite 1300, Chicago, Illinois	60631-3655
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (708) 831-7483

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock, $0.01 par value	FMBI	The NASDAQ Stock Market

Depositary shares, each representing a 1/40th interest in a share of 7.000% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	FMBIP	The NASDAQ Stock Market

Depositary shares, each representing a 1/40th interest in a share of 7.000% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series C	FMBIO	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing on February 15, 2022 (the “Closing Date”) of the merger of First Midwest Bancorp, Inc. (“First Midwest”), a Delaware corporation, and Old National Bancorp (“Old National”), an Indiana corporation (the “Merger”), with Old National as the surviving corporation in the Merger, pursuant to the Agreement and Plan of Merger, dated as of May 30, 2021 (the “Merger Agreement”), by and between First Midwest and Old National.

Item 2.01         Completion of Acquisition or Disposition of Assets.

On February 15, 2022, First Midwest completed its previously announced merger of equals transaction with Old National pursuant to the Merger Agreement. On the Closing Date, First Midwest and Old National merged, with Old National continuing as the surviving corporation. Upon closing of the Merger, the separate existence of First Midwest ceased.

On February 16, 2022, following the Merger, First Midwest Bank, an Illinois state-chartered bank and a wholly owned subsidiary of First Midwest, and Old National Bank, a national banking association and a wholly owned subsidiary of Old National, merged, with Old National Bank continuing as the surviving bank (the “Bank Merger”). Upon closing of the Bank Merger, the separate existence of First Midwest Bank ceased.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of First Midwest (the “First Midwest Common Stock”) issued and outstanding as of immediately prior to the Effective Time, other than certain shares held by First Midwest or Old National, was converted into the right to receive 1.1336 shares of common stock (the “Exchange Ratio”), no par value, of Old National (“Old National Common Stock”), plus, if applicable, cash in lieu of fractional shares of Old National Common Stock.

At the Effective Time, each outstanding share of 7.00% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A, no par value, of First Midwest (“First Midwest Series A Preferred Stock”) and 7.00% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series C, no par value, of First Midwest (“First Midwest Series C Preferred Stock” and together with the First Midwest Series A Preferred Stock, the “First Midwest Preferred Stock”) was converted into the right to receive one share of an applicable newly created series of Old National preferred stock, no par value, having terms that are not materially less favorable (and taking into account that First Midwest will not be the surviving corporation in the Merger) as the applicable series of outstanding First Midwest Preferred Stock (respectively, “New Old National Series A Preferred Stock” and “New Old National Series C Preferred Stock,” and collectively, the “New Old National Preferred Stock”).  In addition, at the Effective Time, each outstanding First Midwest depositary share representing a 1/40th interest in a share of the applicable series of First Midwest Preferred Stock was converted into an Old National depositary share representing a 1/40th interest in a share of the applicable series of New Old National Preferred Stock.

Pursuant to the terms of the Merger Agreement, at the Effective Time, each First Midwest equity award granted under First Midwest’s equity compensation plans that was outstanding immediately prior to the Effective Time converted into corresponding awards with respect to shares of Old National Common Stock, with the number of shares underlying such award adjusted based on the Exchange Ratio. Each such converted Old National equity award continues to be subject to the same terms and conditions as applied to the corresponding First Midwest equity award immediately prior to the Effective Time, except that each converted Old National equity award corresponding to a First Midwest performance award will be subject to service-based vesting only and will no longer be subject to any performance conditions. The number of shares underlying such converted Old National equity award corresponding to a First Midwest performance award was determined with any performance goals deemed satisfied at the target level of performance.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01         Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On February 15, 2022, First Midwest notified The NASDAQ Stock Market LLC (“NASDAQ”) of the impending consummation of the Merger and requested that NASDAQ (i) withdraw First Midwest Common Stock and First Midwest depositary shares representing First Midwest Preferred Stock from listing on NASDAQ  and (ii) file with the Securities and Exchange Commission (the “SEC”) on Form 25 a notification of delisting of First Midwest Common Stock and First Midwest depositary shares representing First Midwest Preferred Stock and deregistration under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”), in each case after the end of regular trading hours on NASDAQ on February 15, 2022. As a result, First Midwest Common Stock and First Midwest depositary shares representing First Midwest Preferred Stock are longer listed on NASDAQ.

Additionally, Old National, as successor to First Midwest, intends to file with the SEC a certification on Form 15 under the Exchange Act requesting the deregistration of First Midwest Common Stock and First Midwest depositary shares representing First Midwest Preferred Stock under Section 12(g) of the Exchange Act and the suspension of First Midwest’s reporting obligations under Section 15(d) of the Exchange Act as promptly as practicable after the Effective Time.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03         Material Modifications to Rights of Security Holders.

As of the Effective Time, each holder of a certificate or book-entry share representing any shares of First Midwest Common Stock or First Midwest Preferred Stock will cease to have any rights with respect thereto, except the right to receive the merger consideration as described above and subject to the terms and conditions set forth in the Merger Agreement.

The information set forth under Item 2.01, Item 3.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01         Changes in Control of the Registrant.

On February 15, 2022, First Midwest and Old National merged pursuant to the Merger Agreement, with Old National as the surviving corporation.

The information set forth under Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

At the Effective Time, as a result of the Merger, First Midwest ceased to exist as a separate entity and, First Midwest’s directors and executive officers ceased serving as directors and executive officers of First Midwest.

At the Effective Time, Michael L. Scudder, the former Chairman of the Board and Chief Executive Officer of First Midwest, was appointed as Executive Chairman of the Board of Directors of Old National. In addition, at the Effective Time, Mark G. Sander, the former President and Chief Operating Officer of First Midwest, was appointed as the President and Chief Operating Officer of Old National.

In accordance with the Merger Agreement, the board of directors of Old National amended Old National’s By-Laws, effective at the Effective Time, among other things, to expand the size of the board of Old National to sixteen (16) persons. The following individuals, each of whom was a member of the board of directors of First Midwest immediately prior to the consummation of the Merger, were elected to the board of directors of Old National: (i) Barbara A. Boigegrain, (ii) Thomas L. Brown, (iii) Kathryn J. Hayley, (iv) Peter J. Henseler, (v) Ellen A. Rudnick, (vi) Michael L. Scudder, (vii) Michael J. Small, and (viii) Stephen C. Van Arsdell  (collectively, the “New Directors”). Other than as set forth in the Merger Agreement, and in the case of Mr. Scudder, pursuant to the terms of his employment arrangements, there are no arrangements between the New Directors and any other person pursuant to which the New Directors were selected as directors.

Item 5.03         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As of the Effective Time, the Restated Certificate of Incorporation and the Amended and Restated By-Laws of First Midwest ceased to be in effect by operation of law.

The organizational documents of Old National (as successor to First Midwest by operation of law) as of the Effective Time are (i) the Fifth Amended and Restated Articles of Incorporation as amended by the Articles of Amendment filed with the Secretary of State of the State of Indiana as contemplated by the Merger Agreement and (ii) the Amended and Restated By-Laws in effect immediately prior to the Effective Time as amended by the By-Laws Amendment as contemplated by the Merger Agreement. A copy of the Fifth Amended and Restated Articles of Incorporation of Old National and such Articles of Amendment to the Fifth Amended and Restated Articles of Incorporation and the Amended and Restated By-Laws and such By-Laws Amendment to the Amended and Restated By-Laws of Old National are filed as Exhibits 3.1-3.6 of this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
2.1
Agreement and Plan of Merger, dated as of May 30, 2021, by and between Old National and First Midwest (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K of First Midwest Bancorp, Inc., filed June 2, 2021).

3.1	Fifth Amended and Restated Articles of Incorporation of Old National Bancorp (incorporated by reference to Exhibit 3.1 of the Current Report on Form 8-K of Old National Bancorp, filed May 18, 2020).

3.2	Articles of Amendment to the Fifth Amended and Restated Articles of Incorporation of Old National Bancorp authorizing additional shares of Old National capital stock.

3.3	Articles of Amendment to the Fifth Amended and Restated Articles of Incorporation of Old National Bancorp designating the New Old National Series A Preferred Stock.

3.4	Articles of Amendment to the Fifth Amended and Restated Articles of Incorporation of Old National Bancorp designating the New Old National Series C Preferred Stock.

3.5	Amended and Restated By-Laws of Old National Bancorp (incorporated by reference to Exhibit 3.2 of the Current Report on Form 8-K of Old National Bancorp, filed May 18, 2020).

3.6	By-Laws Amendment to Amended and Restated By-Laws of Old National Bancorp.

101	Cover Page Interactive Data – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Old National Bancorp
(as successor by merger to the registrant)

By:	/s/ Nicholas J. Chulos
Name:	Nicholas J. Chulos
Title:	Chief Legal Officer and Corporate Secretary

Dated: February 16, 2022